[PHOTO]


                         [PHOTO]

                         Smith Barney Hansberger
                         Global Value Fund



                         [PHOTO]

                         Smith Barney Hansberger
                         Global Small Cap
                         Value Fund


                         ANNUAL REPORT


                         April 30, 1998



                         [LOGO]                       [LOGO]
                         Hansberger                   Smith Barney
                         Global                       Mutual Funds
                         Investors, Inc.              Investing for yor future.
                                                      Every day.(SM)

Smith Barney
Hansberger Funds
================================================================================

"Our shareholders are willing to look beyond national borders. They've employed us to look for value wherever it can be found. Our clients are willing to take the long view, undistracted by the ups and downs of local markets."

                                                     Thomas Hansberger, CFA, CIC
                                            Chairman and Chief Executive Officer
                                               Hansberger Global Investors, Inc.

================================================================================

The Smith Barney Hansberger Global Value Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing primarily in equity securities of U.S. and foreign issuers, which in the opinion of Mutual Management Corp., the Fund's investment manager, and Hansberger Global Investors, Inc., the Fund's sub-investment adviser, are undervalued.


                                      NASDAQ SYMBOL
                                      -------------
           Class A                        SGLAX
           Class B                        SGLBX


The Smith Barney Hansberger Global Small Cap Value Fund's investment objective is long-term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations (i.e., under normal market conditions the Fund will invest at least 65% of the value of its total assets in companies with market capitalizations of $1.4 billion or less at the time of purchase). These are equity securities which, in the opinion of Mutual Management Corp., the Fund's investment manager, and Hansberger Global Investors, Inc., the Fund's sub-investment adviser, are undervalued.

                                      NASDAQ SYMBOL
                                      -------------
           Class B                        SCVBX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter .......................................................... 1

Smith Barney Hansberger Global Value Fund
   Portfolio Manager Commentary .............................................  4
   Historical Performance....................................................  6
Smith Barney Hansberger Global Small Cap
Value Fund
   Portfolio Manager Commentary .............................................  7
   Historical Performance ...................................................  9

Schedules of Investments .................................................... 10

Statements of Assets and Liabilities ........................................ 19

Statements of Operations .................................................... 20

Statements of Changes in Net Assets ......................................... 21

Notes to Financial Statements ............................................... 22

Financial Highlights ........................................................ 28

Independent Auditors' Report ................................................ 30

Tax Information ............................................................. 31

================================================================================
Shareholder Letter
================================================================================


[PHOTO OMITTED]                         [PHOTO OMITTED]

Heath B.                                Thomas L.
McLendon                                Hansberger
                                        CFA, CIC
Chairman
                                        Chairman and Chief
                                        Executive Officer
                                        Hansberger Global
                                        Investors, Inc.


Dear Shareholder:

We are proud to present the first annual shareholder report for the Smith Barney Hansberger Global Value Fund and the Smith Barney Hansberger Global Small Cap Value Fund ("Funds") for the period ended April 30, 1998. As you know, Smith Barney formed an affiliation with Hansberger Global Investors, Inc. ("HGI") because of its leadership in global investing, and these two global funds were introduced in early November 1997. We are also pleased to report that the International Society of Financial Analysts ("ISFA") has named Thomas L. Hansberger, CFA, Chairman and Chief Executive Officer of HGI, as the recipient of an ISFA award which now carries his name -- the Thomas L. Hansberger Award for Leadership in Global Investing. ISFA is a member society of the Association for Investment Management and Research.

In this letter, we discuss HGI's investment philosophy and update you on global market conditions during the reporting period. Individual commentaries and an explanation of the investment strategies pursued by each Fund follows.

HGI is made up of experienced value managers. We emphasize thorough, hands-on fundamental research, a team approach to investing and an extensive global network supported by knowledgeable local contacts. Market trends and the opinions of market observers are typically not factors in our investment decision-making process.

As bottom-up investors, we look for outstanding performance potential from individual stocks before considering the impact of economic trends. (Top-down investors first look at general economic trends, then select those industries and companies that should benefit from these trends.) We perform rigorous analysis of companies and the global industries in which they operate. This is accomplished through analysis of financial statements, especially the balance sheets and income statements, which are important elements of our investment decision making process. We at HGI search for stocks that are selling for what we believe are less than their true, intrinsic worth in the expectation that the markets will eventually recognize their values and cause their share prices to rise.

Once we have determined that a stock warrants further consideration, we construct pro forma financial statements for each company going out approximately five to seven years. This includes evaluation of the company's revenues, pricing, capacity and margins. We also look at its financial condition and debt structure, and visit with its management. Our goal is to project the earnings for the stock over an economic cycle.

If the stock price appears low versus its projected potential, we submit the security to HGI's entire investment group for consideration. Only those stocks which everyone in the investment group agrees are worthy are added to the "Value List" and become eligible for purchase by the Funds.

Our global network consists of analysts in offices throughout the world as well as extensive local contacts


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  1
that have been developed over the past 35 years. As analysts, we represent 11 different nationalities and speak a combined total of 17 languages.


Global Markets Update

World stock markets rebounded strongly in the first quarter of 1998 following the dismal performance brought on by the Asian crisis during the last quarter of 1997. Strong fourth quarter corporate earnings, increased merger and acquisition activity and Europe's relative attractiveness have overshadowed the remnants of the Asian crisis' fallout. New Zealand was the only developed market to post a negative return, in U.S. dollar terms, in the first quarter of 1998, with fifteen global stock markets outpacing the U.S. stock market's strong returns.

Several of the Asian stock markets that were hardest hit in the fourth quarter of 1997 came back powerfully in the first quarter of 1998 with many markets and currencies strengthening due to renewed investor confidence that reform programs would be implemented. Resource-oriented markets including Australia, Russia and Venezuela faced pressure as commodity prices fell, largely in response to weaker Asian demand.

Investors need to remember that Eastern Asia averaged roughly an 8.5% growth rate in annual Gross Domestic Product ("GDP") over the last thirty years, a feat never before achieved by any other economy or region for such a long period of time. This strong economic growth was taken for granted by many investment professionals, and many company shares in Asia were rewarded with above average price-to-earnings ("P/E") multiples. (The P/E ratio, is a common method used by investors to determine a stock's relative value. The P/E ratio compares a stock's price to its earnings per share.)

Even U.S.-based multinationals that put Asian expansion on their corporate agenda were afforded a higher earnings multiple for the potential growth opportunity believed to exist in Asia. Many of the multinationals that had a limited Asian presence have lately been touting their low exposure to the region, and many U.S.-based multinationals with substantial exposure have rethought their commitments. We believe this is a shortsighted view and companies that are making additional investments in Asia should ultimately be rewarded.

While much of Asia's maladies have been chronicled in the media recently, little attention has been paid to the opportunities that have been created in the region for patient investors. While we do not believe that the effects, both direct and indirect, from the Asian crisis are over, we do believe that current valuations in many markets have not been this attractive in at least a decade.

After much fiscal maneuvering during the past several years, Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain will be founding members of the European Monetary Union ("EMU"). These countries will hand over control of their monetary policy to the European Central Bank ("ECB") at the end of 1998 and the Euro will become their common currency. This will be a grand experiment given the diversity of economies and cultures involved.

On the one hand, there is Ireland, the Celtic tiger, with a strong economy (e.g., an annual GDP growth rate of roughly 7.5% in 1997) and low unemployment. On the other hand is Germany, which had an annual GDP growth rate of approximately 2.2% in 1997 and high unemployment. The challenge will be how to balance the needs of lowering unemployment in several of the larger European economies while preventing runaway inflation in the region's stronger economies.

Although there remain many obstacles to be overcome in Europe (e.g., labor mobility, underfunded pensions, deep-rooted socialist tendencies), change at the corporate level is rapidly taking place. European companies are continuing to focus on improved efficiencies, profits and shareholder rights; all of which should benefit the stock market.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

With the Dow Jones Industrial Average ("DJIA") continuing to climb, it is difficult to see how much better the picture can get for the U.S. stock market from the perspectives of both future corporate earnings growth and current expansion of multiple valuations over the past two years. (The DJIA is a price-weighted average of the 30 most actively traded blue chip stocks, primarily industrials.) Although the ongoing consolidation in the financial services industry has also helped to propel the U.S. stock market to even higher levels, we question whether the U.S. stock market can continue to post competitive returns at current valuation levels.

We continue to identify value in selected middle- and smaller-market capitalization companies in the U.S. (Market capitalization is the value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price.) Yet, because of the high valuation of many U.S. stocks, the U.S. weightings in our Funds have been somewhat modest.

The portfolio managers at Hansberger Global Investors strongly believe that diversifying globally, as opposed to investing solely in U.S. markets, can potentially increase opportunities while helping to minimize risk. Global diversification can provide investors access to stocks not found in the U.S., in markets that frequently have lower valuations and in companies that may have a competitive advantage over their U.S. counterparts. More importantly, global diversification makes sense for many investors because the performance of the international markets and the U.S. market are not highly correlated; that is, they don't move together in unison. Over time, we believe a globally diversified portfolio can help to smooth out returns.

In closing, thank you for your confidence in our investment management approach. We at HGI and Smith Barney Mutual Funds look forward to continuing to help you take advantage of value investment opportunities wherever they can be found, worldwide.

Sincerely,



/s/ HEATH B. MCLENDON                   /s/ THOMAS L. HANSBERGER

Heath B. McLendon                       Thomas L. Hansberger
Chairman                                CFA, CIC
                                        Chairman and
                                        Chief Executive Officer
                                        Hansberger Global
                                        Investors, Inc.

May 18, 1998


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 3

================================================================================
Smith Barney Hansberger Global Value Fund
================================================================================

Current Team Members

Thomas L.Hansberger, CFA, CIC, Chairman and Chief Executive Officer of Hansberger Global Investors, Inc. ("HGI") Mr. Hansberger is responsible for the management of various separate accounts and mutual funds. Before forming HGI, Mr. Hansberger served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc., the parent holding company of the Templeton group of companies. Mr. Hansberger graduated from Miami University (Oxford, OH) in 1955 and served in the U.S. Air Force.

James E. Chaney, Chief Investment Officer of HGI

Mr. Chaney serves as Portfolio Manager for the Hansberger Institutional Fund and separate institutional accounts. Prior to joining HGI, Mr. Chaney was Executive Vice President for the Templeton organization and a senior member of the Portfolio Management/Strategy Committee. Mr. Chaney holds a Bachelor of Science
- Civil Engineering degree from the University of Massachusetts - Amherst, a Masters of Science degree from Northeastern University, an MBA from Columbia University and is a member of the Beta Gamma Sigma Honor Society.

John Hock, CFA, Senior Vice President of Research of HGI

Mr. Hock is a research analyst and assistant portfolio manager. His research responsibilities include the coverage of several global industries and geographic responsibility for Southern Europe. Prior to joining HGI, Mr. Hock was a Vice President and Senior Analyst in the Global Securities Research and Economic Group at Merrill Lynch. Mr. Hock received his Bachelors of Science in Applied Economics from Cornell University and his MBA in Finance from New York University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Francisco Alzuru, Managing Director of HGI,
Latin America

Mr. Alzuru is a portfolio manager and research analyst. His research responsibilities include several global industries and geographic responsibility for Mexico and most South American countries. Prior to joining HGI, Mr. Alzuru was a Vice President and Senior Research Analyst at Vestcorp Partners, a Latin American-based investment bank, covering Latin America. Mr. Alzuru received a Bachelors of Science in Urban Planning from the Universidad Simon de Bolivar in Caracas, Venezuela and a Masters in Finance from Oklahoma City University in Oklahoma. He is a member of the Association for Investment Management and Research and the Financial Analysts Society of South Florida.

Performance Update

For the period December 19, 1997 through April 30, 1998, the Smith Barney Hansberger Global Value Fund's ("Fund") Class A, Class B and Class C shares (excluding sales charges) had returns of 14.13%, 13.87% and 13.87%, respectively. A comparative benchmark's gross return is 16.86% for the Morgan Stanley Capital International ("MSCI") All-Country World Free Index over the same period. (MSCI All Country World Free Index represents market performance in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America.) As of April 30, 1998, the Fund owned securities of 126 issuers in 39 countries.

Asia and the Pacific Rim

As noted in the global markets commentary at the start of this report, the crisis in Asia was one of the most significant events that took place during the reporting period. However, Asia's strong work ethic, true competitiveness, relatively low wage rates and economic dynamism should return many Asian companies back to the growth and profitability seen after the previous crisis in the 1980s.

The challenges in Asia should be addressed and the problems fixed, but this may take some time in several markets, although we would not be surprised to see a quicker turnaround than most investment professionals anticipate. In our opinion, improvements in three areas that would help to rebuild confidence in


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

Asia are better accounting disclosure and transparency (especially in the financial services industry), more modern and concrete bankruptcy laws and the elimination of crony capitalistic practices.

Europe

Europe has been an overweighted position for the Fund during the reporting period and we have uncovered some excellent companies selling at very reasonable prices throughout Europe. Since the Fund was launched, many European markets have performed well. In fact, multiples are rising in Europe and many valuations have gotten a little stretched compared to their historic levels.

There are significant structural changes taking place in Europe that have benefited stock investors in the region. Corporate restructuring, strengthening earnings, mergers and acquisitions, and the development of equity cultures are secular trends that we believe are compelling. Moreover, interest rates in Europe have fallen, which, in turn, has lowered the cost of doing business in Europe and further added to the appeal of stock valuations.

With the introduction of the Euro, established European markets, especially Italy and Spain, posted some of their better performances of recent years. However, the ebullience was limited to the larger- market capitalization issues, leaving a large valuation gap between them and the mid to smaller-market capitalization stocks. We think that valuations in the larger-market capitalization continental European stocks may have gotten ahead of themselves, but we continue to find value in the mid- to small-market capitalization companies on the continent, as well as in United Kingdom companies that have been punished by the strong pound.

During the first quarter of 1998, the Fund's overweighted exposure to Europe (and our underweighting in Japan) benefited the Fund's performance compared to the indices, while our overexposure to Asia (excluding Japan) and Eastern Europe detracted from our relative performance.

Latin America

Investor concerns about the crisis in Asia spread to Latin America. However, when you look at current valuations in the region, compared to the growth prospects of select companies, we think that many of these countries offer tremendous value, especially because the underlying economies have done well. In fact, even though Brazil was hit hard by the crisis in Asia, the country has stepped up its efforts to implement radical reforms and should benefit over the long run.

Please see page six for additional Fund performance information.

================================================================================
Top Ten Holdings*                                                April 30, 1998
================================================================================
 1. Lafarge SA                                                             1.8%
--------------------------------------------------------------------------------
 2. Compagnie de Saint Gobain                                              1.7
--------------------------------------------------------------------------------
 3. Broken Hill Proprietary Co. Ltd.                                       1.6
--------------------------------------------------------------------------------
 4. Komercni Banka AS GDR                                                  1.5
--------------------------------------------------------------------------------
 5. Boehler - Uddeholm AG                                                  1.4
--------------------------------------------------------------------------------
 6. American Standard Cos. Inc.                                            1.4
--------------------------------------------------------------------------------
 7. Roper Industries Inc.                                                  1.4
--------------------------------------------------------------------------------
 8. Alcan Aluminium Ltd.                                                   1.4
--------------------------------------------------------------------------------
 9. Orica Ltd.                                                             1.4
--------------------------------------------------------------------------------
10. The Geon Co.                                                           1.4
--------------------------------------------------------------------------------

*    As a percentage of total stocks.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  5

=================================================================================================================================
Historical Performance - Class A Shares
=================================================================================================================================
                                                                           Net Asset Value
                                                                       ------------------------
                                                                       Beginning         End             Income         Total
Period Ended                                                           of Period      of Period         Dividends     Returns(1)
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98                                                    $11.40          $12.99            $0.02         14.13%+
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
Historical Performance - Class B Shares
=================================================================================================================================
                                                                           Net Asset Value
                                                                       ------------------------
                                                                       Beginning         End             Income         Total
Period Ended                                                           of Period      of Period         Dividends     Returns(1)
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98                                                    $11.40          $12.96            $0.02         13.87%+
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
Historical Performance - Class C Shares
=================================================================================================================================
                                                                           Net Asset Value
                                                                       ------------------------
                                                                       Beginning         End             Income         Total
Period Ended                                                           of Period      of Period         Dividends     Returns(1)
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98                                                    $11.40          $12.96            $0.02         13.87%+
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
Historical Performance - Class Y Shares
=================================================================================================================================
                                                                           Net Asset Value
                                                                       ------------------------
                                                                       Beginning         End             Income         Total
Period Ended                                                           of Period      of Period         Dividends     Returns(1)
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98                                                    $12.44          $13.00            $0.00          4.50%+
---------------------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

=================================================================================================================================
Average Annual Total Return
=================================================================================================================================
                                                                                         Without Sales Charge(1)
                                                                        ---------------------------------------------------------
                                                                        Class A         Class B           Class C       Class Y
---------------------------------------------------------------------------------------------------------------------------------
Inception* through 4/30/98+                                              14.13%          13.87%            13.87%        4.50%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                          With Sales Charge(2)
                                                                        ---------------------------------------------------------
                                                                        Class A         Class B           Class C       Class Y
---------------------------------------------------------------------------------------------------------------------------------
Inception* through 4/30/98+                                               8.42%           8.87%            12.87%        4.50%
---------------------------------------------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* The inception date for Class A, B and C shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

================================================================================
Smith Barney Hansberger Global Small Cap Value Fund
================================================================================

Current Team Members

Lauretta Reeves, CFA, Managing Director of
Research of HGI

Ms. Reeves' research responsibilities include several global industries and coverage of the United Kingdom and Central European markets. Prior to joining HGI, Ms. Reeves was Senior Vice President at Templeton in the research and portfolio management group. Ms. Reeves received her MBA from Nova-Southeastern University and her undergraduate degree in business management from Florida International University. Ms. Reeves is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Vladimir Tyurenkov, Managing Director of HGI,
Eastern Europe and Russia

Prior to joining HGI, Mr. Tyurenkov spent several years working for the Russian Government and on the Pepperdine University Russian Conversion and Privatization Program. Mr. Tyurenkov has an MBA specializing in Finance from Pepperdine University in California. Additionally, he holds a Masters in Computer Science from Moscow State Technical University.

Robert Mazuelos, Senior Vice President of Research of HGI

Mr. Mazuelos is a research analyst and assistant portfolio manager. His research responsibilities include several global industries and geographic responsibility for Central America, Peru and Chile. Prior to joining HGI, Mr. Mazuelos was a performance analyst at Templeton Investment Counsel, Inc. where he was responsible for return analysis on separate accounts and mutual funds. Mr. Mazuelos received a Bachelors of Science in Business Administration from the University of Florida. He is a member of the Association for Investment Management and Research and the Financial Analysts Society of South Florida.

Victoria Gretsky, Vice President of Research of HGI

Ms. Gretsky is a research analyst. Her responsibilities include the analysis of key markets in Eastern Europe and Russia, as well as global industries. Prior to joining HGI, she was a research analyst for Optimum Consulting, a Russia-based firm that specialized in restructuring Russian companies during privatization. Ms. Gretsky holds a Masters in Computer Science from Moscow State Technical University.

Performance Update

For the period December 19, 1997 through April 30, 1998, the Smith Barney Hansberger Global Small Cap Value Fund's ("Fund") Class A, Class B and Class C shares (excluding sales charges) had a return of 8.64%, 8.38% and 8.38%, respectively. A comparative benchmark's gross return is 15.62% for the Salomon Smith Barney World EMI Index (Small-Cap). As of April 30, 1998, the Fund owned securities of 91 issuers in 29 countries.

We believe that, over the long run, small-cap stocks offer the greatest potential for capital appreciation and can help diversify a portfolio of large-cap stocks. Since there is usually less information available on foreign small market capitalization companies, investing in a professionally managed global small-cap mutual fund can help manage some of the additional risks associated with overseas markets and particularly small-cap stocks. Moreover, a mutual fund is one of the only ways for individual investors to gain access to certain developing markets.

It is fair to say that there is more risk in investing in small-cap stocks than larger-cap stocks, which risks are outlined in the Fund's prospectus. These risks include increased susceptibility to losses by smaller-market capitalized companies due to limited product lines, markets or financial resources. We believe, however, that with our investment style--which actually involves visiting the companies, talking with management, sitting down and doing our homework when we make our earnings projections, as well as discussions with the rest of our team members who have expertise in markets and industries--the risk of investing in smaller-cap companies is to some extent discounted.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  7

The bull market in U.S. stocks has continued and, since the last quarter of 1997, there has been a large gap between the valuations of small-market capitalization and large-market capitalization companies. And while small-cap stocks have recovered somewhat during the reporting period, the valuation gap still exists. We, therefore, have a larger weighting in the U.S. in the Smith Barney Hansberger Global Small Cap Value Fund compared to the Smith Barney Hansberger Global Value Fund. However, relative to most global small-cap indices, we are underweighted in the U.S.

While the fiscal policies pursued by many European countries remain tight in anticipation of the Maastricht deadline for the European Monetary Union ("EMU"), falling interest rates and weaker currencies are lending support to an expansion of economic growth. There is also a valuation gap between small-cap stocks and large-cap stocks in Europe. We have identified some good values in selected European companies and the Fund was overweighted in Europe during the reporting period.

For example, Koninklijke Ahrend Groep NV ("Ahrend"), a Netherlands distributor of office products and an assembler of desks and chairs, is a recent purchase that illustrates the Fund's value investment approach. Ahrend distributes ergonomic furniture and its stock price was depressed because of poor business conditions in Europe. Additionally, we bought Ahrend because its decision to become an assembler, rather than a manufacturer, of furniture lowered its capital expenditure requirements and raised margins. With that excess cash flow, Ahrend was then able to acquire companies and expand its geographic reach. We thought Ahrend was an excellent long-term opportunity and we bought the stock at less than six times its prospective earnings.

A lot of smaller-sized U.S. companies are in health care and technology industries, which tend to be volatile because of product obsolescence or regulatory hurdles. However, the majority of the smaller-sized companies our research covers outside the U.S. are in a diverse range of industries, from office products to metals. Many of these international companies are raising capital through their stock markets for the first time, and they are not necessarily volatile. It just takes time for the market to recognize their underlying potential.

On the other hand, smaller companies outside the U.S. do not have the reporting transparency of U.S. firms and, also, sometimes suffer from a lack of liquidity. We think HGI's global network of analysts and knowledgeable local contacts give us an edge here. Moreover, we think the Fund's broad diversification helps to minimize the impact that any one underperforming company has on the entire portfolio.

Please see page nine for additional Fund performance information.

================================================================================
Top Ten Holdings*                                                April 30, 1998
================================================================================
 1. Tarrant Apparel Group                                                  2.2%
--------------------------------------------------------------------------------
 2. Roper Industries Inc.                                                  2.1
--------------------------------------------------------------------------------
 3. The Geon Co.                                                           1.8
--------------------------------------------------------------------------------
 4. BICC Group PLC                                                         1.7
--------------------------------------------------------------------------------
 5. Kyudenko Corp.                                                         1.6
--------------------------------------------------------------------------------
 6. Tecumseh Products Co., Class A Shares                                  1.6
--------------------------------------------------------------------------------
 7. Tarkett Sommer AG                                                      1.6
--------------------------------------------------------------------------------
 8. Fimalac                                                                1.6
--------------------------------------------------------------------------------
 9. Moore Corp. Ltd.                                                       1.6
--------------------------------------------------------------------------------
10. Azienda Mediterranea Gas e Acqua S.p.A.                                1.5
--------------------------------------------------------------------------------

*    As a percentage of total stocks.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

=================================================================================================================================
Historical Performance - Class A Shares
=================================================================================================================================
                                                                           Net Asset Value
                                                                       ------------------------
                                                                       Beginning         End             Income         Total
Period Ended                                                           of Period      of Period         Dividends     Returns(1)
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98                                                    $11.40          $12.37            $0.01         8.64%+
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
Historical Performance - Class B Shares
=================================================================================================================================
                                                                           Net Asset Value
                                                                       ------------------------
                                                                       Beginning         End             Income         Total
Period Ended                                                           of Period      of Period         Dividends     Returns(1)
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98                                                       $11.40          $12.34            $0.01         8.38%+
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
Historical Performance - Class C Shares
=================================================================================================================================
                                                                           Net Asset Value
                                                                       ------------------------
                                                                       Beginning         End             Income         Total
Period Ended                                                           of Period      of Period         Dividends     Returns(1)
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98                                                       $11.40          $12.34            $0.01         8.38%+
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
Historical Performance - Class Y Shares
=================================================================================================================================
                                                                           Net Asset Value
                                                                       ------------------------
                                                                       Beginning         End             Income         Total
Period Ended                                                           of Period      of Period         Dividends     Returns(1)
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98                                                       $11.74          $12.37            $0.00         5.37%+
---------------------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

=================================================================================================================================
Average Annual Total Return
=================================================================================================================================
                                                                                         Without Sales Charge(1)
                                                                        ---------------------------------------------------------
                                                                        Class A         Class B           Class C       Class Y
---------------------------------------------------------------------------------------------------------------------------------
Inception* through 4/30/98+                                              8.64%           8.38%             8.38%         5.37%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         With Sales Charge(2)
                                                                        ---------------------------------------------------------
                                                                        Class A         Class B           Class C       Class Y
---------------------------------------------------------------------------------------------------------------------------------
Inception* through 4/30/98+                                              3.21%           3.38%             7.38%         5.37%
---------------------------------------------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  9

================================================================================
Schedules of Investments                                          April 30, 1998
================================================================================
                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

     SHARES                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
STOCKS -- 62.5%
Argentina -- 0.7%
         72,000   Banco Rio de La Plata SA ADR(a)                                                                       $  992,068
------------------------------------------------------------------------------------------------------------------------------------
Australia -- 3.2%
        150,000   Broken Hill Proprietary Co. Ltd.                                                                       1,467,002
         82,000   National Australia Bank Ltd.                                                                           1,165,516
        172,000   Orica Ltd.                                                                                             1,266,107
        350,000   Telstra Corp. Ltd. Installment Receipts                                                                  821,521
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,720,146
------------------------------------------------------------------------------------------------------------------------------------
Austria -- 1.5%
         11,000   Bank Austria AG, Preferred New Shares(a)                                                                 850,167
         18,000   Boehler - Uddeholm AG                                                                                  1,327,040
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,177,207
------------------------------------------------------------------------------------------------------------------------------------
Brazil -- 1.5%
         19,000   Aracruz Celulose SA ADR                                                                                  300,437
         38,000   Companhia Vale do Rio Doce ADR                                                                           924,124
          8,700   Telecomunicacoes Brasileiras SA Telebras ADR                                                           1,059,768
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,284,329
------------------------------------------------------------------------------------------------------------------------------------
Canada -- 2.2%
         39,000   Alcan Aluminium Ltd.                                                                                   1,270,126
         77,000   Moore Corp. Ltd.                                                                                       1,207,937
        115,636   Noranda Forest Inc.                                                                                      776,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,254,463
------------------------------------------------------------------------------------------------------------------------------------
China -- 0.4%
         89,290   Shangdon Huaneng Power Co. Ltd. ADR                                                                      649,400
------------------------------------------------------------------------------------------------------------------------------------
Colombia -- 0.5%
         53,800   Bancolombia SA ADR                                                                                       814,250
------------------------------------------------------------------------------------------------------------------------------------
Croatia -- 0.5%
         38,800   Pliva D.D. GDR                                                                                           702,280
------------------------------------------------------------------------------------------------------------------------------------
Czech Republic -- 1.3%
         20,000   The Czech Power Co. (Czeske Energeticke Zavody)(a)                                                       601,201
        117,000   Komercni Banka AS GDR(a)                                                                               1,386,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,987,651
------------------------------------------------------------------------------------------------------------------------------------
Denmark -- 0.7%
          6,600   The Codan Group (Forsikringsselskabet Codan)                                                           1,046,975
------------------------------------------------------------------------------------------------------------------------------------
Finland -- 2.0%
         85,000   Kemira Oyj                                                                                               920,504
         95,000   Metsa-Serla Oyj, Class B Shares                                                                          985,205
         53,100   The Rauma Group Oyj                                                                                      994,144
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,899,853
------------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statement
--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                              April 30, 1998
================================================================================
                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

     SHARES                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
France -- 3.4%
          4,000   Bail Investissement                                                                                    $ 600,219
          9,500   Compagnie de Saint Gobain                                                                              1,581,807
          3,200   Eridania Beghin-Say SA                                                                                   693,409
         17,000   Lafarge SA                                                                                             1,604,573
            916   Lafarge SA, New Shares(a)                                                                                 84,022
          8,100   Scor                                                                                                     499,099
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,063,129
------------------------------------------------------------------------------------------------------------------------------------
Germany -- 2.8%
         19,400   BASF AG                                                                                                  864,864
         31,000   Bilfinger & Berger Bau AG                                                                              1,052,047
          1,885   Fuchs Petrolub AG Oel & Chemie, Preferred Shares                                                         220,590
         20,000   Hoechst AG                                                                                               805,795
         33,000   Tarkett Sommer AG                                                                                      1,140,150
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,083,446
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong -- 2.0%
        115,000   Cheung Kong Holdings Ltd.                                                                                764,588
        350,000   Dairy Farm International Holdings Ltd.(a)                                                                448,000
      1,200,000   Giordano International Ltd.                                                                              278,853
         94,000   Hutchison Whampoa Ltd.                                                                                   581,280
         90,000   Jardine Matheson Holdings Ltd.(a)                                                                        379,800
        600,000   Swire Pacific Ltd., Class B Shares                                                                       511,231
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,963,752
------------------------------------------------------------------------------------------------------------------------------------
India -- 1.4%
         90,000   Gujarat Ambuja Cements Ltd.(a)                                                                           672,750
         36,000   State Bank of India GDR                                                                                  684,000
        101,000   Tata Engineering and Locomotive Co. Ltd. GDR                                                             722,150
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,078,900
------------------------------------------------------------------------------------------------------------------------------------
Indonesia -- 0.3%
      5,000,000   PT Kalbe Farma                                                                                           510,835
------------------------------------------------------------------------------------------------------------------------------------
Italy -- 1.1%
        750,000   Azienda Mediterranea Gas e Acqua S.p.A.                                                                  702,615
        850,000   Montedison S.p.A. di Risp NC                                                                             775,191
         33,400   Sogefi S.p.A.                                                                                            128,194
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,606,000
------------------------------------------------------------------------------------------------------------------------------------
Japan -- 2.4%
        102,000   Daito Trust Construction Co. Ltd.                                                                        717,157
        220,000   Dowa Fire & Marina Insurance Co. Ltd.                                                                    707,636
        123,000   Kyudenko Corp.                                                                                           889,010
        365,000   Marubeni Corp.                                                                                           834,254
        110,000   Nippon Fire & Marine Insurance Ltd.                                                                      445,394
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,593,451
------------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statement
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 11

================================================================================
Schedules of Investments (continued)                              April 30, 1998
================================================================================
                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

     SHARES                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
Malaysia -- 0.3%
        170,000   O.Y.L. Industries Berhad                                                                              $  481,818
------------------------------------------------------------------------------------------------------------------------------------
Mexico -- 1.5%
        130,000   Cemex SA de CV(a)                                                                                        648,506
         20,000   Grupo Industrial Durango, SA ADR(a)                                                                      287,500
         11,000   Telefonos de Mexico SA ADR                                                                               622,875
         82,500   Transportacion Maritima Mexicana SA de CV ADR(a)                                                         592,949
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,151,830
------------------------------------------------------------------------------------------------------------------------------------
Netherlands -- 1.8%
          6,193   DSM NV                                                                                                   620,679
         25,000   Koninklijke Ahrend Groep NV                                                                              866,122
         34,800   Koninklijke Emballage Industrie Van Leer NV                                                              887,008
          9,200   Koninklijke Pakhoed NV                                                                                   336,946
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,710,755
------------------------------------------------------------------------------------------------------------------------------------
New Zealand -- 1.4%
      1,250,000   Brierley Investments Ltd.                                                                                722,410
        200,000   Fernz Corp. Ltd.                                                                                         600,156
        225,000   Fletcher Challenge Energy                                                                                767,700
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,090,266
------------------------------------------------------------------------------------------------------------------------------------
Norway -- 2.5%
         33,000   Aker RGI ASA, Class B Shares                                                                             535,391
         18,000   Kvaerber ASA                                                                                             798,862
         15,000   Norsk Hydro ASA                                                                                          748,179
         43,000   Saga Petroleum ASA, Class B Shares                                                                       766,817
         24,500   Sparebanken NOR                                                                                          847,534
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,696,783
------------------------------------------------------------------------------------------------------------------------------------
Peru -- 0.2%
         63,000   Banco Wiese ADR                                                                                          339,875
------------------------------------------------------------------------------------------------------------------------------------
Philippines -- 1.0%
        108,000   Metropolitan Bank & Trust Co.                                                                            840,597
         26,000   Philippines Long Distance Phone Co.                                                                      696,139
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,536,736
------------------------------------------------------------------------------------------------------------------------------------
Portugal -- 0.3%
         14,100   EDP-Electricidade de Portugal SA                                                                         367,926
------------------------------------------------------------------------------------------------------------------------------------
Russia -- 1.2%
         15,200   Lukoil Holding ADR(a)                                                                                  1,010,800
          3,600   Rostelecom ADR(a)                                                                                         77,353
              4   Rostelecom RDC(a)                                                                                        142,800
         71,000   Surgutneftegaz ADR                                                                                       532,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,763,453
------------------------------------------------------------------------------------------------------------------------------------
Singapore -- 0.4%
        150,000   City Developments Ltd.                                                                                   648,879
------------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statement
--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                              April 30, 1998
================================================================================
                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

     SHARES                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
Slovakia -- 0.3%
         32,200   Slovakofarma AS GDR(a)                                                                                $  254,985
         13,000   Vychodoslvenske Zeleziarne AS(a)                                                                         158,237
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           413,222
------------------------------------------------------------------------------------------------------------------------------------
Slovenia -- 0.2%
         17,000   SKB Banka GDR                                                                                            257,550
------------------------------------------------------------------------------------------------------------------------------------
South Africa -- 0.3%
         16,000   Sappi Ltd.(a)                                                                                             93,028
          6,000   Standard Bank Investment Corp. Ltd.                                                                      354,790
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           447,818
------------------------------------------------------------------------------------------------------------------------------------
South Korea -- 1.2%
         30,000   Pohang Iron & Steel Co. Ltd. ADR                                                                         534,375
         32,000   Samsung Electronics GDR(a)                                                                               900,800
         55,000   SK Telecom Co. Ltd. ADR                                                                                  412,437
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,847,612
------------------------------------------------------------------------------------------------------------------------------------
Spain -- 2.0%
         17,000   Banco Santander SA                                                                                       897,877
         23,000   Construcciones y Auxiliar de Ferrocarriles SA                                                          1,033,690
         20,000   Iberdrola SA                                                                                             321,490
         12,100   Repsol SA                                                                                                662,894
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,915,951
------------------------------------------------------------------------------------------------------------------------------------
Sweden -- 1.7%
         25,000   AssiDoman AB                                                                                             671,938
         41,000   BT Industries AB                                                                                         821,186
         34,500   Kalmar Industries AB                                                                                     557,256
         25,000   SKF AB, Class B Shares                                                                                   503,954
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,554,334
------------------------------------------------------------------------------------------------------------------------------------
Switzerland -- 1.2%
            620   ABB AG, Bearer Shares                                                                                  1,016,867
            700   Holderbank Financiere Glarus AG, Bearer Shares                                                           741,116
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,757,983
------------------------------------------------------------------------------------------------------------------------------------
Thailand -- 0.6%
        180,000   Bangkok Bank Public Co. Ltd.                                                                             451,454
        160,000   Thai Farmers Bank Public Co. Ltd.                                                                        366,127
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           817,581
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 5.7%
      1,400,000   Albert Fisher Group PLC                                                                                  672,975
        250,000   The BICC Group                                                                                           702,235
         65,000   British Telecommunications PLC                                                                           706,415
        140,000   BTR PLC                                                                                                  466,986
         60,000   Cable & Wireless PLC                                                                                     689,695
        230,000   Caradon PLC                                                                                              744,118

                        See Notes to Financial Statement
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 13

================================================================================
Schedules of Investments (continued)                              April 30, 1998
================================================================================
                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

     SHARES                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 5.7% (continued)
         75,000   De La Rue PLC                                                                                         $  359,268
        260,000   Hillsdown Holdings PLC                                                                                   773,796
        225,000   Lucas Varity PLC                                                                                       1,009,149
         40,000   National Westminster Bank PLC                                                                            800,548
        340,000   Pilkington PLC                                                                                           713,437
        183,000   Rolls-Royce PLC                                                                                          860,551
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,499,173
------------------------------------------------------------------------------------------------------------------------------------
United States -- 10.6%
         27,000   American Standard Cos. Inc.(a)                                                                         1,314,562
         56,000   Archer-Daniels-Midland Co.                                                                             1,204,000
         25,000   Flour Corp.                                                                                            1,181,250
         53,000   The Geon Co.                                                                                           1,265,375
         46,000   Georgia Pacific Corp.                                                                                  1,178,750
         20,000   GTE Corp.                                                                                              1,168,750
         56,000   IBP Inc.                                                                                               1,155,000
         30,000   Nabors Industries, Inc.                                                                                  755,625
         14,000   Owens Corning                                                                                            581,875
         58,000   Paxar Corp.(a)                                                                                           859,125
         20,500   Pharmacia & Upjohn Inc.                                                                                  861,081
         41,000   Roper Industries Inc.                                                                                  1,271,000
         21,000   Tecumseh Products Co., Class A Shares                                                                  1,056,625
         26,000   Waste Management Inc.                                                                                    871,000
         25,000   Willamette Industries Inc.                                                                               972,212
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,696,230
------------------------------------------------------------------------------------------------------------------------------------
Venezuela -- 0.2%
         40,000   Mavesa SA ADR                                                                                            160,000
         14,166   Siderurgica Venezolana SA CA ADR                                                                         176,189
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           336,189
------------------------------------------------------------------------------------------------------------------------------------
                  Total StockS
                  (Cost-- $84,401,390)                                                                                  92,760,099
====================================================================================================================================

      FACE
     AMOUNT                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 37.5%
$ 55,733,000      CIBC Wood Gundy Securities Inc., 5.400% due 5/1/98;
                  Proceeds at maturity $55,741,360; (Fully collateralized
                  by U.S. Treasury Notes, 6.000% due 8/15/99;
                  Market value-- $56,850,779) (Cost-- $55,733,000)                                                      55,733,000
------------------------------------------------------------------------------------------------------------------------------------
                  Total Investments -- 100%
                  (Cost-- $140,134,390*)                                                                              $148,493,099
====================================================================================================================================

(a)  Non-income producing security.

*    Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                              April 30, 1998
================================================================================
               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

     SHARES                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
STOCKS -- 90.2%
Austria -- 1.3%
          4,400   Boehler - Uddeholm AG                                                                                 $ 324,388
------------------------------------------------------------------------------------------------------------------------------------
Canada -- 2.3%
         22,800   Moore Corp. Ltd.                                                                                        357,676
         32,851   Noranda Forest Inc.                                                                                      220,476
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           578,152
------------------------------------------------------------------------------------------------------------------------------------
China -- 1.4%
         24,000   Shangdon Huaneng Power Co. Ltd. ADR                                                                      174,000
      1,300,000   Shanghai Petrochemical Co. Ltd.(a)                                                                       172,864
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           346,864
------------------------------------------------------------------------------------------------------------------------------------
Czech Republic -- 1.1%
         14,000   Komercni Banka AS GDR                                                                                    165,900
          9,700   Skoda Plzen AS(a)                                                                                        101,227
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           267,127
------------------------------------------------------------------------------------------------------------------------------------
Denmark -- 0.8%
          1,300   The Codan Group (Forsikringsselskabet Codan)                                                             205,167
------------------------------------------------------------------------------------------------------------------------------------
Finland -- 4.7%
         27,000   Kemira Oyj                                                                                               292,396
         23,000   Metsa-Serla Oyj, Class B Shares                                                                          238,524
         16,500   Rauma Group Oyj                                                                                          308,916
         47,200   Tamro Oyj                                                                                                337,879
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,177,715
------------------------------------------------------------------------------------------------------------------------------------
France -- 2.6%
          2,000   Bail Investissement                                                                                      300,109
          3,200   Fimalac                                                                                                  366,912
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           667,021
------------------------------------------------------------------------------------------------------------------------------------
Germany -- 6.2%
            960   Fuchs Petrolub AG Oel & Chemie, Preferred                                                                112,343
         18,500   Hans Einhell AG                                                                                          255,670
         13,300   Lindner Holding KGaA                                                                                     227,535
          6,800   Moebel Walther AG                                                                                        287,991
          3,700   Strabag AG(a)                                                                                            309,279
         10,700   Tarkett Sommer AG                                                                                        369,686
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,562,504
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong -- 4.9%
      1,200,000   Cafe de Coral Holdings                                                                                   295,895
        800,000   CDL Hotels International Ltd.                                                                            245,288
        800,000   Giordano International Ltd.                                                                              185,902
      1,230,000   Pacific Ports Co. Ltd.(a)                                                                                314,407
        320,000   South China Morning Post Holdings Ltd.                                                                   192,099
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,233,591
------------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statement
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 15

================================================================================
Schedules of Investments (continued)                              April 30, 1998
================================================================================
                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

     SHARES                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
Hungary -- 0.6%
          4,000   Borsod Chem RT                                                                                        $  149,320
------------------------------------------------------------------------------------------------------------------------------------
Indonesia -- 1.0%
        680,000   Pabrik Kertas Tjiwi Kimia                                                                                170,527
        905,000   PT Kalbe Farma                                                                                            92,461
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           262,988
------------------------------------------------------------------------------------------------------------------------------------
Italy -- 2.1%
        375,000   Azienda Mediterranea Gas e Acqua S.p.A.                                                                  351,308
         44,900   Sogefi S.p.A.                                                                                            172,333
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           523,641
------------------------------------------------------------------------------------------------------------------------------------
Japan -- 3.3%
         55,000   Ataka Construction & Engineering Co.                                                                     193,560
         38,000   Daito Trust Construction Co. Ltd.                                                                        267,177
         52,000   Kyudenko Corp.                                                                                           375,842
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           836,579
------------------------------------------------------------------------------------------------------------------------------------
Mexico -- 0.7%
         12,600   Grupo Industrial Durango, SA ADR(a)                                                                      181,125
------------------------------------------------------------------------------------------------------------------------------------
Netherlands -- 4.5%
          3,700   Eriks Holdings NV                                                                                        252,709
         15,100   European Vinyls Corp. International NV                                                                   295,199
          8,200   Koninklijke Ahrend Groep NV                                                                              284,089
         12,000   Koninklijke Emballage Industrie Van Leer NV                                                              305,865
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,137,862
------------------------------------------------------------------------------------------------------------------------------------
New Zealand -- 4.6%
        115,300   Air New Zealand Ltd.                                                                                     163,384
         99,000   Fernz Corp. Ltd.                                                                                         297,078
         83,000   Fisher & Paykel Industries Ltd.                                                                          246,759
        348,248   Fletcher Challenge Forests(a)                                                                            226,420
         68,800   Tranz Rail Holdings Ltd.                                                                                 241,246
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,174,887
------------------------------------------------------------------------------------------------------------------------------------
Norway -- 3.1%
         15,400   Aker RGI ASA, Class B Shares                                                                             249,849
         19,300   Elkem ASA                                                                                                292,420
          7,100   Sparebanken NOR                                                                                          245,612
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           787,881
------------------------------------------------------------------------------------------------------------------------------------
Peru -- 1.5%
         33,400   Banco Wiese ADR                                                                                          179,525
         12,600   Southern Peru Copper Corp.                                                                               191,362
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           370,887
------------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statement
--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                              April 30, 1998
================================================================================
                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

     SHARES                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
Poland -- 1.3%
          8,300   Agros Holding SA(a)                                                                                   $  183,276
         63,000   Mostostal-Export SA ADR                                                                                  146,531
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           329,807
------------------------------------------------------------------------------------------------------------------------------------
Russia  -- 1.3%
         17,000   Irkutskenergo ADR                                                                                        170,000
         24,000   Nizhnovsvyazinform                                                                                       148,881
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           318,881
------------------------------------------------------------------------------------------------------------------------------------
Slovakia -- 1.0%
          1,400   Slovakofarma AS                                                                                          167,975
          7,800   Vychodoslvenske Zeleziarne AS(a)                                                                          94,942
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           262,917
------------------------------------------------------------------------------------------------------------------------------------
Slovenia -- 0.6%
          9,800   SKB Banka GDR                                                                                            148,470
------------------------------------------------------------------------------------------------------------------------------------
South Africa -- 1.3%
        115,000   Murray & Roberts Holdings Ltd.                                                                           213,784
         20,700   Sappi Ltd.(a)                                                                                            120,355
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           334,139
------------------------------------------------------------------------------------------------------------------------------------
Spain -- 2.9%
          1,600   Banco Pastor SA                                                                                          182,135
          3,500   Catalana Occidente SA(a)                                                                                 240,429
          7,000   Construcciones y Auxiliar de Ferrocarriles SA                                                            314,602
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           737,166
------------------------------------------------------------------------------------------------------------------------------------
Sweden -- 4.8%
          8,600   BT Industries AB                                                                                         172,249
         12,600   Esselte AB, Class B Shares                                                                               288,185
         15,750   Getinge Industrier AB                                                                                    350,054
         11,300   Kalmar Industries                                                                                        182,521
         12,100   PLM AB                                                                                                   218,116
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,211,125
------------------------------------------------------------------------------------------------------------------------------------
Switzerland -- 1.2%
            600   Forbo Holding AG                                                                                         308,020
------------------------------------------------------------------------------------------------------------------------------------
Thailand -- 0.6%
        247,400   Precious Shipping Public Co. Ltd.                                                                        159,922
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 10.1%
        412,000   Albert Fisher Group PLC                                                                                  198,047
        140,000   BICC Group PLC                                                                                           393,251
        157,000   Coats Viyella PLC                                                                                        244,127
        108,000   Concentric PLC                                                                                           195,020
         79,000   David S. Smith Holdings PLC                                                                              300,498
         70,000   Dorling Kindersley Holdings PLC                                                                          302,547
        480,000   Sherwood Group PLC                                                                                       321,022

                        See Notes to Financial Statement
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 17

================================================================================
Schedules of Investments (continued)                              April 30, 1998
================================================================================
                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

     SHARES                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 10.1% (continued)
         58,333   Somerfield PLC                                                                                        $  330,149
        152,000   TLG PLC                                                                                                  275,745
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,560,406
------------------------------------------------------------------------------------------------------------------------------------
United States -- 18.4%
         27,100   American Residential Services, Inc.(a)                                                                   296,407
          7,700   Aviation Sales Co.(a)                                                                                    274,312
         16,200   Broderbund Software, Inc.(a)                                                                             289,575
         22,800   Chiquita Brands International(a)                                                                         309,226
         47,500   Einstein/Noah Bagel Corp.(a)                                                                             166,250
         16,900   The Geon Co.                                                                                             403,488
         30,700   Hoenig Group, Inc.(a)                                                                                    212,981
         15,700   Paxar Corp.(a)                                                                                           232,556
          8,000   Penn Treaty American Corp.(a)                                                                            244,000
         16,000   Petco Animal Supplies, Inc.(a)                                                                           316,000
         15,300   Roper Industries Inc.                                                                                    474,300
         34,000   Seattle Filmworks, Inc.(a)                                                                               340,000
         16,200   Tarrant Apparel Group(a)                                                                                 500,176
          7,400   Tecumseh Products Co., Class A Shares                                                                    372,775
         18,100   Unisource Worldwide, Inc.                                                                                229,643
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,661,689
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL STOCKS
                  (Cost-- $21,252,283)                                                                                  22,820,241
====================================================================================================================================


      FACE
     AMOUNT                                                        SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.8%
$     2,485,000   CIBC Wood Gundy Securities Inc., 5.400% due 5/1/98;
                  Proceeds at maturity-- $2,485,373; (Fully collateralized
                  by U.S. Treasury Notes, 6.000% due 8/15/99;
                  Market value-- $2,535,686) (Cost-- $2,485,000)                                                         2,485,000
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $23,737,283*)                                                                               $25,305,241
====================================================================================================================================

(a)  Non-income producing security.

*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

================================================================================
Statements of Assets and Liabilities                              April 30, 1998
================================================================================

                                                                                                                        Smith Barney
                                                                                                 Smith Barney            Hansberger
                                                                                                  Hansberger            Global Small
                                                                                                 Global Value             Cap Value
                                                                                                     Fund                   Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments -- Cost                                                                         $ 84,401,390           $21,252,283
     Repurchase agreements -- Cost                                                                 55,733,000             2,485,000
====================================================================================================================================
     Investments, at value                                                                       $ 92,760,099           $22,820,241
     Repurchase agreements, at value                                                               55,733,000             2,485,000
     Cash                                                                                                 282                    --
     Receivable for Fund shares sold                                                                8,618,589               154,942
     Receivable from manager                                                                           26,628                71,529
     Receivable for securities sold                                                                     4,834                    --
     Dividend and interest receivable                                                                 281,436                76,677
     Receivable for open forward foreign currency contracts (Note 4)                                       --                     2
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                 157,424,868            25,608,391
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                              16,733,346             1,722,177
     Foreign currency payable to bank, at value                                                        68,586                   885
     Distribution fees payable                                                                         24,593                 6,561
     Payable for Fund shares purchased                                                                  1,560                    --
     Payable to bank                                                                                       --                15,492
     Payable for open forward foreign currency contracts (Note 4)                                          --                   103
     Accrued expenses                                                                                 118,388                44,971
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                             16,946,473             1,790,189
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                 $140,478,395           $23,818,202
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                                                     $ 10,820           $     1,928
     Capital paid in excess of par value                                                          131,731,761            22,088,030
     Undistributed net investment income                                                              510,503               143,223
     Accumulated net realized gain (loss) from
        security transactions and foreign currencies                                                 (150,225)               19,406
     Net unrealized appreciation of investments and foreign currencies                              8,375,536             1,565,615
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                 $140,478,395           $23,818,202
====================================================================================================================================
Shares Outstanding:
     Class A                                                                                        2,114,753               751,449
     -------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                        3,513,268               940,717
     -------------------------------------------------------------------------------------------------------------------------------
     Class C                                                                                          853,516               217,413
     -------------------------------------------------------------------------------------------------------------------------------
     Class Y                                                                                        4,338,907                18,881
     -------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                                    $12.99                $12.37
     -------------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                         $12.96                $12.34
     -------------------------------------------------------------------------------------------------------------------------------
     Class C **                                                                                        $12.96                $12.34
     -------------------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                    $13.00                $12.37
     -------------------------------------------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)                                         $13.67                $13.02
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 19

================================================================================
Statements of Operations                  For the Period Ended April 30, 1998(a)
================================================================================

                                                                                                                        Smith Barney
                                                                                                 Smith Barney            Hansberger
                                                                                                  Hansberger            Global Small
                                                                                                 Global Value             Cap Value
                                                                                                     Fund                   Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividend                                                                                    $  594,008              $  194,412
     Interest                                                                                       246,503                  67,571
     Less: Foreign withholding tax                                                                  (80,833)                (31,754)
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                                                        759,678                 230,229
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                                                       237,265                  74,043
     Distribution fees (Note 2)                                                                     181,546                  50,398
     Registration fees                                                                               74,563                  43,785
     Shareholder communications                                                                      59,361                  39,588
     Custody                                                                                         36,971                  16,585
     Audit and Legal                                                                                 29,924                  21,678
     Shareholder and system servicing fees                                                           27,069                  10,170
     Directors' fees                                                                                  3,525                   2,794
     Other                                                                                            3,786                   2,581
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                                 654,010                 261,622
     Less: Management fee waiver and expense reimbursement (Note 2)                                  97,265                  91,345
------------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                   556,745                 170,277
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                               202,933                  59,952
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
(NOTES 3 AND 4):
     Net Realized Gain (Loss) From:
        Security transactions                                                                      (150,225)                 19,406
        Foreign currency transactions                                                               351,129                  90,871
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                              200,904                 110,277
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
     of Investments and Foreign Currencies:
        Beginning of period                                                                              --                      --
        End of period                                                                             8,375,536               1,565,615
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                                      8,375,536               1,565,615
------------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                                                    8,576,440               1,675,892
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                           $8,779,373              $1,735,844
====================================================================================================================================

(a) For the period from December 19, 1997 (commencement of operations) to April 30, 1998.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets       For the Period Ended April 30, 1998(a)
================================================================================

                                                                                                                        Smith Barney
                                                                                               Smith Barney              Hansberger
                                                                                                Hansberger              Global Small
                                                                                               Global Value               Cap Value
                                                                                                   Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                                                      $   202,933              $  59,952
     Net realized gain                                                                              200,904                110,277
     Increase in net unrealized appreciation                                                      8,375,536              1,565,615
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                                       8,779,373              1,735,844
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                          (85,869)               (20,614)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                                               (85,869)               (20,614)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                                           132,967,684             22,450,956
     Net asset value of shares issued
        for reinvestment of dividends                                                                83,205                 20,354
     Cost of shares reacquired                                                                   (1,265,998)              (368,338)
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                                                                 131,784,891             22,102,972
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                          140,478,395             23,818,202
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                                                                                 --                     --
------------------------------------------------------------------------------------------------------------------------------------
     End of period*                                                                            $140,478,395            $23,818,202
====================================================================================================================================
* Includes undistributed net investment income of:                                                 $510,503               $143,223
====================================================================================================================================

(a) For the period from December 19, 1997 (commencement of operations) to April 30, 1998.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 21

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund ("Portfolios") are separate investment portfolios of the Smith Barney Investment Funds Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Fund consists of these Portfolios and five other separate investment portfolios: Concert Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Contrarian Fund (formerly known as Smith Barney Managed Growth
Fund) and Smith Barney Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate annual reports dated December 31, 1997.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and class; management fees and general expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 1998, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, net investment losses of $42,310 and $13,014 were reclassed to paid-in capital for the Smith Barney Hansberger Global Value Fund and the Smith Barney Hansberger Global Small Cap Value Fund, respectively. Net investment income, net realized gains and net assets were not affected by these adjustments; (k) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Smith Barney Hansberger Global Value Fund ("Global Value") and Smith Barney Hansberger Global Small Cap Value Fund ("Global Small Cap") pay MMC a management fee calculated at the annual rate of 0.95% and 1.05%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

MMC has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Portfolios. MMC pays Hansberger a fee of 0.50% and 0.60% of the average daily net assets of Global Value and Global Small Cap, respectively, for the services Hansberger provides as sub-investment adviser. These fees are calculated daily and paid monthly.

For the period ended April 30, 1998, MMC waived all or part of its fees in the amounts of $97,265 and $74,043 for Global Value and Global Small Cap, respectively, and agreed to reimburse Global Small Cap for expenses in the amount of $17,302.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of the Fund's shares. SB received sales charges of approximately $523,000 on sales of the Portfolios' Class A shares and broker commissions of $10,441 for the period ended April 30, 1998.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended April 30, 1998, CDSCs paid to SB were approximately:

Portfolio                                                 Class B        Class C
--------------------------------------------------------------------------------
Global Value                                               $8,000         $1,000
--------------------------------------------------------------------------------
Global Small Cap                                            2,000             --
--------------------------------------------------------------------------------


Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Portfolios also pay a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the period ended April 30, 1998, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                                     Class A      Class B       Class C
--------------------------------------------------------------------------------
Global Value                                  $20,329      $130,729      $30,488
--------------------------------------------------------------------------------
Global Small Cap                                6,679        36,118        7,601
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SB.


--------------------------------------------------------------------------------
Smith barney Hansberger Funds                                                 23

================================================================================
Notes to Financial Statements (continued)
================================================================================

3. Investments

During the period ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                            Purchases           Sales
--------------------------------------------------------------------------------
Global Value                                        $84,816,352        $552,233
--------------------------------------------------------------------------------
Global Small Cap                                     21,427,648         281,172
--------------------------------------------------------------------------------


At April 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                                      Net Unrealized
Portfolio                                                            Appreciation             Depreciation             Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Global Value                                                          $9,916,226               $1,557,517                $8,358,709
------------------------------------------------------------------------------------------------------------------------------------
Global Small Cap                                                       2,530,198                  962,240                 1,567,958
------------------------------------------------------------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

At April 30, 1998, Global Small Cap had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                         Local                Market                Settlement           Unrealized
Foreign Currency                                       Currency                Value                   Date              Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
To Buy:
Finnish Markka                                          519,299               $95,340                 5/4/98                $(102)
Japanese Yen                                            464,985                 3,520                 5/1/98                   (1)
Japanese Yen                                            462,301                 3,502                 5/6/98                    2
------------------------------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on
   Forward Foreign Currency Contracts                                                                                       $(101)
------------------------------------------------------------------------------------------------------------------------------------

At April 30, 1998, Global Value had no open forward foreign currency contracts.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 1998, the Portfolios had no open purchased call or put options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended April 30, 1998, the Portfolios did not write any covered call or put options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1998, the Portfolios had no open futures contracts.


--------------------------------------------------------------------------------
Smith barney Hansberger Funds                                                 23

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 1998, the Portfolios had no securities on loan.

9. Capital Shares

At April 30, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 1998, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                                                         Class A            Class B           Class C            Class Y
------------------------------------------------------------------------------------------------------------------------------------
Global Value                                                    $24,444,048         $40,844,200        $9,925,643        $56,528,690
------------------------------------------------------------------------------------------------------------------------------------
Global Small Cap                                                  8,615,793          10,745,678         2,496,513            231,974
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                                                                                           Period Ended
                                                                                                          April 30, 1998
                                                                                                ------------------------------------
                                                                                                  Shares                 Amount
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Hansberger Global Value Fund
Class A*
Shares sold                                                                                      2,136,344             $24,725,211
Shares issued on reinvestment                                                                        2,413                  27,893
Shares redeemed                                                                                    (24,004)               (295,535)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                                     2,114,753             $24,457,569
====================================================================================================================================
Class B*
Shares sold                                                                                      3,558,428             $41,419,420
Shares issued on reinvestment                                                                        3,969                  45,877
Shares redeemed                                                                                    (49,129)               (599,114)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                                     3,513,268             $40,866,183
====================================================================================================================================
Class C*
Shares sold                                                                                        882,791             $10,292,554
Shares issued on reinvestment                                                                          816                   9,435
Shares redeemed                                                                                    (30,091)               (371,349)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                                       853,516             $ 9,930,640
====================================================================================================================================
Class Y**
Shares sold                                                                                      4,338,907             $56,530,499
Shares issued on reinvestment                                                                           --                      --
Shares redeemed                                                                                         --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                                     4,338,907             $56,530,499
====================================================================================================================================
Smith Barney Hansberger Global Small Cap Value Fund
Class A*
Shares sold                                                                                        755,715             $ 8,670,260
Shares issued on reinvestment                                                                          658                   7,518
Shares redeemed                                                                                     (4,924)                (57,082)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                                       751,449             $ 8,620,696
====================================================================================================================================
Class B*
Shares sold                                                                                        955,601             $10,919,021
Shares issued on reinvestment                                                                          938                  10,711
Shares redeemed                                                                                    (15,822)               (177,383)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                                       940,717             $10,752,349
====================================================================================================================================
Class C*
Shares sold                                                                                        229,248             $ 2,629,681
Shares issued on reinvestment                                                                          186                   2,125
Shares redeemed                                                                                    (12,021)               (133,873)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                                       217,413             $ 2,497,933
====================================================================================================================================
Class Y**
Shares sold                                                                                         18,881              $  231,994
Shares issued on reinvestment                                                                           --                      --
Shares redeemed                                                                                         --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                                        18,881              $  231,994
====================================================================================================================================


*    For the period from December 19, 1997 (inception date) to April 30, 1998.

**   For the period from March 10, 1998 (inception date) to April 30, 1998.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 27

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout the period:

                                                                                         1998
                                                    --------------------------------------------------------------------------------
Smith Barney Hansberger
Global Value Fund                                   Class A Shares(1)    Class B Shares(1)   Class C Shares(1)    Class Y Shares(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.40               $11.40              $11.40               $12.44
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                               0.05                 0.02                0.02                 0.00*
   Net realized and unrealized gain                       1.56                 1.56                1.56                 0.56
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                              1.61                 1.58                1.58                 0.56
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                 (0.02)               (0.02)              (0.02)                  --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (0.02)               (0.02)              (0.02)                  --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $12.99               $12.96              $12.96               $13.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return++                                           14.13%               13.87%              13.87%                4.50%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                       $27,478              $45,526             $11,060              $56,414
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets+:
   Expenses(3)                                            1.71%                2.48%               2.49%                1.47%
   Net investment income                                  1.25                 0.52                0.42                 1.83
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      1%                   1%                  1%                   1%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   on equity transactions(4)                             $0.01                $0.01               $0.01                $0.01
------------------------------------------------------------------------------------------------------------------------------------

(1)  For the period from December 19, 1997 (inception date) to April 30, 1998.

(2)  For the period from March 10, 1998 (inception date) to April 30, 1998.

(3) The Manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                           Net Investment Income        Expense Ratios
                            Per Share Decreases      Without Fee Waivers+
                           ---------------------     --------------------
     Class A                      $0.01                     2.09%
     Class B                       0.01                     2.87
     Class C                       0.01                     2.88
     Class Y                       0.00*                    1.85


(4) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout the period:

                                                                                         1998
                                                    --------------------------------------------------------------------------------
Smith Barney Hansberger
Global Small Cap Value Fund                         Class A Shares(1)    Class B Shares(1)   Class C Shares(1)    Class Y Shares(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $11.40               $11.40              $11.40               $11.74
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                                0.05                 0.02                0.02                 0.00*
   Net realized and unrealized gain                        0.93                 0.93                0.93                 0.63
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                               0.98                 0.95                0.95                 0.63
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  (0.01)               (0.01)              (0.01)               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.01)               (0.01)              (0.01)               --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $12.37               $12.34              $12.34               $12.37
------------------------------------------------------------------------------------------------------------------------------------
Total Return++                                             8.64%                8.38%               8.38%                5.37%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                         $9,296              $11,606              $2,682                 $234
------------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets+:
   Expenses(3)                                             1.95%                2.68%               2.71%                1.73%
   Net investment income                                   1.28                 0.58                0.58                 2.42
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    2%                   2%                  2%                   2%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   on equity transactions(4)                              $0.01                $0.01               $0.01                $0.01
------------------------------------------------------------------------------------------------------------------------------------

(1)  For the period from December 19, 1997 (inception date) to April 30, 1998.

(2)  For the period March 10, 1998 (inception date) to April 30, 1998.

(3) The Manager waived all of its fees for the period ended April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                        Expense Ratios
                           Net Investment Income      Without Fee Waivers
                            Per Share Decreases       and Reimbursement+
                           ---------------------      -------------------
     Class A                      $0.05                     3.25%
     Class B                       0.04                     3.96
     Class C                       0.04                     4.02
     Class Y                       0.00*                    3.05

(4) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 29

================================================================================
Independent Auditors' Report
================================================================================

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund of Smith Barney Investment Funds Inc. as of April 30, 1998, the related statements of operations, the statements of changes in net assets and financial highlights for the period from December 19, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund of Smith Barney Investment Funds Inc. as of April 30, 1998, the results of their operations, the changes in their net assets and financial highlights for the period from December 19, 1997 to April 30, 1998, in conformity with generally accepted accounting principles.



                                        /s/ KPMG PEAT MARWICK LLP


New York, New York
June 12, 1998

--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)

     For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 1998:

          o    Corporate dividend received deductions of:

                     Global Value Fund                    3.70%
                     Global Small Cap Value Fund          3.81%

          o The total foreign sourced income received by Global Value Fund and Global Small Cap Value Fund, respectively, are $0.0299 per share (or a total amount of $323,343) and $0.0530 per share (or a total amount of $102,127). The total amounts of foreign taxes paid, again respectively, are $0.0074 per share (or a total amount of $80,833) and $0.0165 per share (or a total amount of $31,754).


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 31

                      [This page intentionally left blank]

Smith Barney
Hansberger Funds


Directors                               Investment Manager

Paul R. Ades                            Mutual Management Corp.
Herbert Barg
Dwight B. Crane                         Sub-Investment Adviser
Frank Hubbard                           Hansberger Global Investors, Inc.
Heath B. McLendon, Chairman
Jerome Miller                           Distributor
Ken Miller
AllanR. Johnson, Emeritus               Smith Barney Inc.
John F. White, Emeritus
                                        Custodian
Officers
                                        The Chase Manhattan Bank, N.A.
Heath B. McLendon
President and Chief Executive Officer   Shareholder Servicing Agent

Lewis E. Daidone                        First Data Investor Services Group, Inc.
Senior Vice President                   P.O. Box 9134
and Treasurer                           Boston, MA 02205-9134

Irving P. David                         This report is for the information of
Controller                              shareholders of Smith Barney
                                        Investment Funds Inc. -- Smith Barney
Christina T. Sydor                      Hansberger Global Value and Smith
Secretary                               Barney Hansberger Global Small Cap
                                        Value Funds, but it may also be used
                                        as sales literature when preceded or
                                        accompanied by the current prospectus,
                                        which gives details about charges,
                                        expenses, investment objectives and
                                        operating policies of the Fund. If
                                        used as sales material after June 30,
                                        1998, this report must be accompanied
                                        by performance for the most recently
                                        completed calendar quarter.


                                        SMITH BARNEY
                                        ------------

                                             A Member of TravelersGroup [LOGO]

                                        Smith Barney
                                        Investment Funds Inc.
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com



                                        FD01490 6/98